SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                October 15, 2004


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    001-13638              13-3711775
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 (State or other jurisdiction  (Commission file number)    (I.R.S. Employer
      of incorporation or                                 Identification No.)
         organization)


10 East 40th Street, New York, New York                            10016
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(Address of principal executive offices)                      (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) & (c)     On October 15, 2004, the Company issued a press release announcing that Allen S. Lipson, the Company's President and Chief Executive Officer, will retire on January 1, 2005. The press release also announced that, effective as of January 1, 2005, Isaac Perlmutter has been named as the Company's Chief Executive Officer.

              Incorporated by reference into this Form 8-K is the information related to Mr. Perlmutter's business experience, age and positions and transactions with the Company that appears in the Company's definitive proxy statement relating to its 2004 Annual Meeting of Stockholders (filed with the Securities and Exchange Commission on March 31, 2004) under the captions "Nominees for Election as Directors" and "Certain Relationships and Related Transactions."

              Mr. Perlmutter currently serves as the Company's Vice Chairman of the Board of Directors pursuant to an employment agreement entered into on November 30, 2001. The employment agreement (as amended) expires on November 30, 2009. On October 15, 2004, the Company amended the employment agreement to add that Mr. Perlmutter will serve, effective January 1, 2005, as the Company's Chief Executive Officer. No change was made to Mr. Perlmutter's salary or to any other provision of the employment agreement. Further details of the agreement are described in the aforementioned proxy statement under "Certain Relationships and Related Transactions - Employment Agreement."

Item 9.01     Financial Statements and Exhibits.

(c)           Exhibits

              Exhibit No.      Description
              -----------      -----------
              99.1             Text of Press Release, dated October 15, 2004.

                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, Marvel Enterprises, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MARVEL ENTERPRISES, INC.


                                             By: /s/ John Turitzin
                                                 -----------------------------
                                             Name:    John Turitzin
                                             Title:   Executive Vice President
                                                      and General Counsel


Date: October 19, 2004